                                                                     EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/95)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)


                                                                  JURISDICTION OF   NAME IN WHICH
                                                                   INCORPORATION     BUSINESS IS
NAME OF SUBSIDIARY                                                OR ORGANIZATION     CONDUCTED
--------------------------                                        ---------------     ---------
BANC ONE ARIZONA CORPORATION                                    Arizona Corporation     SAME
   BANC ONE ARIZONA INVESTMENT CORPORATION                      Arizona Corporation      "  "
   BANK ONE, ARIZONA, NATIONAL ASSOCIATION                         National Bank         "  "
      ARIZONA TRUST DEED CORPORATION                                 (Unknown)           "  "
      BANC ONE ARIZONA INVESTMENT SERVICES CORPORATION          Arizona Corporation      "  "
      BANC ONE ARIZONA LEASING CORPORATION                      Arizona Corporation      "  "
      BANC ONE OPERATIONS SERVICES CORPORATION                  Arizona Corporation      "  "
      SUN COUNTRY LEASING CORPORATION                           Arizona Corporation      "  "
      VALLEY BANK BUILDING, INC.                                Arizona Corporation      "  "
      VALLEY NATIONAL FINANCIAL SERVICES COMPANY                Arizona Corporation      "  "
      VALLEY NATIONAL INVESTORS, INC.                           Arizona Corporation      "  "
      WASHINGTON STREET FOODS, INC.                             Arizona Corporation      "  "
   BANK ONE, UTAH, NATIONAL ASSOCIATION                            National Bank         "  "
      50 WEST BROADWAY ASSOCIATES  (50%)                          Utah Corporation       "  "
      SUN COUNTRY FINANCIAL SERVICES OF UTAH, INC.                Utah Corporation       "  "

BANC ONE BETA CORPORATION                                         Ohio Corporation       "  "

BANC ONE CAPITAL HOLDINGS CORPORATION                             Ohio Corporation       "  "
   AFFILIATED BANKSHARES INSURANCE AGENCY, INC.                 Colorado Corporation     "  "
   AMERICAN INSURANCE AGENCY, INC.                              Arizona Corporation      "  "
   BANC ONE CAPITAL CORPORATION                                   Ohio Corporation       "  "
   BANC ONE CAPITAL PARTNERS CORPORATION                         Texas Corporation       "  "
   BANC ONE CAPITAL SERVICES CORPORATION                          Ohio Corporation       "  "
   BANC ONE LIFE INSURANCE COMPANY                              Arizona Corporation      "  "
   BANC ONE SECURITIES CORPORATION                                Ohio Corporation       "  "
   BOCP HOLDINGS CORPORATION                                      Ohio Corporation       "  "
      BANC ONE CAPITAL PARTNERS, L.P.                                Ohio L.P.           "  "
      BANC ONE CAPITAL PARTNERS II, LTD.                            Ohio L.L.C.          "  "
      BANC ONE CAPITAL PARTNERS II LIMITED PARTNERSHIP (80%)       Delaware L.P.         "  "
      BANC ONE CAPITAL PARTNERS III, LIMITED PARTNERSHIP (80%)    Ohio Partnership       "  "
      BANC ONE CAPITAL PARTNERS IV, LIMITED PARTNERSHIP (80%)      Delaware L.P.         "  "
      BANC ONE CAPITAL PARTNERS V, LTD.                           Ohio Partnership       "  "
      BANC ONE CAPITAL PARTNERS VI, LTD.                            Ohio L.L.C.          "  "
   BOCC FUNDING CORPORATION                                       Ohio Corporation       "  "

BANC ONE CARD SERVICES CORPORATION                               Texas Corporation       "  "

BANC ONE COLORADO CORPORATION                                   Colorado Corporation     "  "
   AFFILIATED BANKS BUILDING CO.                                Colorado Corporation     "  "
   BANK ONE, COLORADO, NATIONAL ASSOCIATION                        National Bank         "  "
      BANC ONE BOULDER LEASING SERVICES CORPORATION             Colorado Corporation     "  "
      BANC ONE COLORADO SPRINGS LEASING SERVICES CORPORATION    Colorado Corporation     "  "
      BANC ONE DENVER LEASING SERVICES CORPORATION              Colorado Corporation     "  "

BANC ONE COMMERCIAL LOAN ORIGINATION CORPORATION                  Ohio Corporation       "  "

BANC ONE COMMUNITY DEVELOPMENT CORPORATION                        Ohio Corporation       "  "
   BANC ONE COMMUNITY DEVELOPMENT/WISCONSIN CORPORATION           Ohio Corporation       "  "

BANC ONE FOREIGN INVESTMENT HOLDING CORPORATION                   Ohio Corporation       "  "

BANC ONE ILLINOIS CORPORATION                                   Illinois Corporation     "  "
   BANK ONE, BLOOMINGTON-NORMAL                                    Illinois Bank         "  "


                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/95)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                                  JURISDICTION OF   NAME IN WHICH
                                                                   INCORPORATION     BUSINESS IS
NAME OF SUBSIDIARY                                                OR ORGANIZATION     CONDUCTED
--------------------------                                        ---------------     ---------
   BANK ONE, CHICAGO, NATIONAL ASSOCIATION                         National Bank         "  "
      LAZARUS PROPERTIES, INC.                                  Illinois Corporation     "  "
   BANK ONE, PEORIA                                                Illinois Bank         "  "
   BANK ONE, QUAD CITIES, NATIONAL ASSOCIATION                     National Bank         "  "
   BANK ONE, ROCKFORD, NATIONAL ASSOCIATION                        National Bank         "  "
      FIRST ROCKFORD COMMUNITY DEVELOPMENT CORPORATION          Illinois Corporation     "  "
      NORTHERN ILLINOIS DEVELOPMENT CORPORATION (30%)           Illinois Corporation     "  "
   BANK ONE, SPRINGFIELD                                           Illinois Bank         "  "
   MCU CORPORATION                                              Illinois Corporation     "  "
      BANK ONE, CHAMPAIGN-URBANA                                   Illinois Bank         "  "

BANC ONE INDIANA CORPORATION                                    Indiana Corporation      "  "
   AMERICAN FLETCHER REALTY CORPORATION                         Indiana Corporation      "  "
   BANK ONE, BLOOMINGTON, NATIONAL ASSOCIATION                     National Bank         "  "
   BANK ONE, CRAWFORDSVILLE, NATIONAL ASSOCIATION                  National Bank         "  "
   BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION                    National Bank         "  "
      BANC ONE EQUIPMENT FINANCE, INC.                          Indiana Corporation      "  "
      BANC ONE INDIANAPOLIS AUTO LEASE, INC.                    Indiana Corporation      "  "
      BANK SERVICE CORPORATION OF INDIANA (33-1/3%)             Indiana Corporation      "  "
      BIL INTERNATIONAL HOLDINGS, INC.                          Indiana Corporation      "  "
         BO-UA FSC, INC.                                        Indiana Corporation      "  "
         BO-FE FSC, INC.                                        Indiana Corporation      "  "
         BO-LKEUA, INC.                                     Virgin Islands Corporation   "  "
   BANK ONE, LAFAYETTE, NATIONAL ASSOCIATION                       National Bank         "  "
   BANK ONE, MARION, INDIANA, NATIONAL ASSOCIATION                 National Bank         "  "
   BANK ONE, MERRILLVILLE, NATIONAL ASSOCIATION                    National Bank         "  "
   BANK ONE, RENSSELAER, NATIONAL ASSOCIATION                      National Bank         "  "
   BANK ONE, RICHMOND, NATIONAL ASSOCIATION                        National Bank         "  "
   BOI LEASING CORPORATION                                      Indiana Corporation      "  "

BANC ONE INTERIM CORPORATION                                      Ohio Corporation       "  "

BANC ONE KENTUCKY CORPORATION                                   Kentucky Corporation     "  "
   BANK ONE, KENTUCKY, NATIONAL ASSOCIATION                        National Bank         "  "
      FINANCIAL DOMINION BANKCARD SERVICES, INC.                Kentucky Corporation     "  "
      LIBERTY LEASING CORPORATION                               Kentucky Corporation     "  "
      LIBERTY NATIONAL LEASING COMPANY                          Kentucky Corporation     "  "
      LIBERTY PAYMENT SERVICES, INC.                            Kentucky Corporation     "  "
      LIBERTY PROPERTIES INCORPORATED                           Kentucky Corporation     "  "
      LIBERTY VEHICLE LEASING COMPANY                           Kentucky Corporation     "  "
      LNB LIFE INSURANCE COMPANY                                Kentucky Corporation     "  "
      MONEY CARD, INC.                                          Kentucky Corporation     "  "
   BANK ONE, LEXINGTON, NATIONAL ASSOCIATION                       National Bank         "  "
      FIRST PROPERTY DEVELOPMENT COMPANY                        Kentucky Corporation     "  "
      FS FINANCIAL SERVICES CORPORATION OF KENTUCKY             Kentucky Corporation     "  "
      SECURITY PROPERTY DEVELOPMENT COMPANY                     Kentucky Corporation     "  "
   BANK ONE, PIKEVILLE, NATIONAL ASSOCIATION                       National Bank         "  "
   BANK ONE, SOUTHERN INDIANA, NATIONAL ASSOCIATION                National Bank         "  "
      FIRST B.C. REALTY CORPORATION                             Indiana Corporation      "  "
   BANK ONE, WESTERN KENTUCKY, NATIONAL ASSOCIATION                National Bank         "  "
   LIBERTY FINANCIAL SERVICES, INCORPORATED                     Kentucky Corporation     "  "

BANC ONE MANAGEMENT AND CONSULTING CORPORATION                    Ohio Corporation       "  "
   BANC ONE BETA ASSET MANAGEMENT CORPORATION                     Ohio Corporation       "  "


                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/95)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                                  JURISDICTION OF   NAME IN WHICH
                                                                   INCORPORATION     BUSINESS IS
NAME OF SUBSIDIARY                                                OR ORGANIZATION     CONDUCTED
--------------------------                                        ---------------     ---------
   BANC ONE NEW HAMPSHIRE ASSET MANAGEMENT CORPORATION            Ohio Corporation       "  "
   BONNET RESOURCES CORPORATION                                   Ohio Corporation       "  "
      PINE VALLEY RESOURCES CORPORATION                           Ohio Corporation       "  "
         JR-1, INC.                                              Texas Corporation       "  "
         JR-2, INC.                                              Texas Corporation       "  "
   FAMCO SERVICES, INC.                                          Texas Corporation       "  "
   FAMCO SERVICES II, INC.                                       Texas Corporation       "  "
   FAMCO SERVICES III, INC.                                      Texas Corporation       "  "
   SUBSIDIARY CONSULTANTS, INC.                                  Texas Corporation       "  "

BANC ONE MORTGAGE CORPORATION                                   Delaware Corporation     "  "

BANC ONE OHIO CORPORATION                                         Ohio Corporation       "  "
   BANK ONE, AKRON, NATIONAL ASSOCIATION                           National Bank         "  "
      BANC ONE AKRON SERVICE CORPORATION                          Ohio Corporation       "  "
    BANK ONE, ATHENS, NATIONAL ASSOCIATION                         National Bank         "  "
      ATHENS SERVICE CORPORATION                                West Virginia Corpor     "  "
   BANK ONE, CAMBRIDGE, NATIONAL ASSOCIATION                       National Bank         "  "
   BANK ONE, CINCINNATI, NATIONAL ASSOCIATION                      National Bank         "  "
      BANC ONE CINCINNATI AUTOLEASE CORPORATION                   Ohio Corporation       "  "
   BANK ONE, CLEVELAND, NATIONAL ASSOCIATION                       National Bank         "  "
      BANC ONE CLEVELAND FINANCIAL SERVICES CORPORATION           Ohio Corporation       "  "
   BANK ONE, COLUMBUS, NATIONAL ASSOCIATION                        National Bank         "  "
      BANC ONE ACCEPTANCE CORPORATION                             Ohio Corporation       "  "
         BOX LEASING CORPORATION                                  Ohio Corporation       "  "
      BANC ONE COMPENSATION SERVICES CORPORATION  (80%)           Ohio Corporation       "  "
      BANC ONE INVESTMENT ADVISORS CORPORATION                    Ohio Corporation       "  "
      BANC ONE VEHICLE FINANCE CORPORATION                        Ohio Corporation       "  "
      BOC REALTY, INC.                                            Ohio Corporation       "  "
         BOC AFFILIATES, INC.                                     Ohio Corporation       "  "
         BOC FLORIDA, INC.                                        Ohio Corporation       "  "
         BOC MIDWEST, INC.                                        Ohio Corporation       "  "
         BOC SOUTHERN, INC.                                       Ohio Corporation       "  "
         BOC TOLEDO, INC.                                         Ohio Corporation       "  "
      GULF SHORES CONDOMINIUMS, INC.                              Ohio Corporation       "  "
      ICF INVESTMENT CORPORATION                                  Ohio Corporation       "  "
      MARIETTA HOTEL COMPANY                                      Ohio Corporation       "  "
      MAUMEE RIVER HOTEL CORPORATION                              Ohio Corporation       "  "
      29160 CENTER RIDGE COMPANY, INC.                            Ohio Corporation       "  "
   BANK ONE, COSHOCTON, NATIONAL ASSOCIATION                       National Bank         "  "
   BANK ONE, DAYTON, NATIONAL ASSOCIATION                          National Bank         "  "
      BANC ONE DAYTON SERVICE CORPORATION                         Ohio Corporation       "  "
   BANK ONE, DOVER, NATIONAL ASSOCIATION                           National Bank         "  "
   BANK ONE, FREMONT, NATIONAL ASSOCIATION                         National Bank         "  "
   BANK ONE LIMA, NATIONAL ASSOCIATION                             National Bank         "  "
      BANC ONE WAPAKONETA SERVICE CORPORATION                   Indiana Corporation      "  "
   BANK ONE, MANSFIELD                                               Ohio Bank           "  "
      BANC ONE TRAVEL CORPORATION                                 Ohio Corporation       "  "
   BANK ONE, MARIETTA, NATIONAL ASSOCIATION (99.99%)               National Bank         "  "
   BANK ONE, MARION                                                  Ohio Bank           "  "
   BANK ONE, PORTSMOUTH, NATIONAL ASSOCIATION                      National Bank         "  "
   BANK ONE, SIDNEY, NATIONAL ASSOCIATION                          National Bank         "  "
   BANK ONE, STEUBENVILLE, NATIONAL ASSOCIATION                    National Bank         "  "
      BANC ONE LOAN SERVICES CORPORATION                     Pennsylvania Corporation    "  "


                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/95)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                                  JURISDICTION OF   NAME IN WHICH
                                                                   INCORPORATION     BUSINESS IS
NAME OF SUBSIDIARY                                                OR ORGANIZATION     CONDUCTED
--------------------------                                        ---------------     ---------
   BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION                    National Bank         "  "
   BANK ONE, YOUNGSTOWN, NATIONAL ASSOCIATION                      National Bank         "  "
      BANC ONE, YOUNGSTOWN FINANCIAL SERVICES CORPORATION    Pennsylvania Corporation    "  "

BANC ONE OKLAHOMA CORPORATION                                   Oklahoma Corporation     "  "
   BANK ONE, OKLAHOMA CITY                                         Oklahoma Bank         "  "

BANC ONE POS SERVICES CORPORATION (1)                             Ohio Corporation       "  "

BANC ONE REALTY COLUMBUS CORPORATION                              Ohio Corporation       "  "

BANC ONE SERVICES CORPORATION                                     Ohio Corporation       "  "
   BANC ONE FINANCIAL CARD SERVICES CORPORATION                   Ohio Corporation       "  "
      BANC ONE SERVICES FSC-I, INC.                         Virgin Islands Corporation   "  "
   ELECTRONIC PAYMENT SERVICES, INC. (31.01%)                   Delaware Corporation     "  "
      ELECTRONIC PAYMENT SERVICES 1, INC. (80.62%)              Delaware Corporation     "  "
         ELECTRONIC PAYMENT SERVICES 2, INC. (80.00%)           Delaware Corporation     "  "
            ELECTRONIC PAYMENT SERVICE CORPORATION              Delaware Corporation     "  "
                BUYPASS CORPORATION                             Georgia Corporation      "  "
                  BUYPASS ELECTRONIC TRANSACTION SYSTEM, INC.   Georgia Corporation      "  "
                  BUYPASS INCO CORP                             Delaware Corporation     "  "
                  BUYPASS PETROLEUM SYSTEMS, INC.               Georgia Corporation      "  "
                  DATA NOW NATIONAL SERVICES, INC.              Georgia Corporation      "  "
                  EPS NETWORK CORPORATION                       Georgia Corporation      "  "
               MONEY ACCESS SERVICE, INC.                       Delaware Corporation     "  "
                  MAS INCO CORPORATION                          Delaware Corporation     "  "
                  METROTELLER SECURITY CORPORATION              Delaware Corporation     "  "
                  MONEY ACCESS SERVICE CORP.                    Delaware Corporation     "  "

BANC ONE STUDENT LOAN FUNDING CORPORATION                         Ohio Corporation       "  "

BANC ONE TEXAS CORPORATION                                        Ohio Corporation       "  "
   BANC ONE TEXAS SERVICE CORPORATION                             Ohio Corporation       "  "
   BANK ONE, TEXAS, NATIONAL ASSOCIATION                           National Bank         "  "
      12603 SOUTHWEST FREEWAY, INC.                              Texas Corporation       "  "
      BANC ONE TEXAS LEASING CORPORATION                         Texas Corporation       "  "
      BAY OPERATING COMPANY, INC.                                Texas Corporation       "  "
      FREER PROPERTIES, INC.                                     Texas Corporation       "  "
      GP HOLDER, INC.                                            Texas Corporation       "  "
      INDIAN PRODUCTION COMPANY, INC.                            Texas Corporation       "  "
      METROPOLITAN HOLDINGS, INC.                                Texas Corporation       "  "
      POST OAK OPERATING, INC.                                   Texas Corporation       "  "
      PSB LAND COMPANY, INC.                                     Texas Corporation       "  "
      SOUTHMORE-TATAR CORPORATION                                Texas Corporation       "  "
      TAB ASSETS CORPORATION                                     Texas Corporation       "  "
      TEAM BANK SERVICES, INC.                                   Texas Corporation       "  "
      TEAM BROKERAGE, INC.                                       Texas Corporation       "  "
      TEAM LIFE INSURANCE COMPANY                                Texas Corporation       "  "
      TEAMVEST, INC.                                             Texas Corporation       "  "
      TEXAS ASSET ACQUISITION CORPORATION                        Texas Corporation       "  "
      TEXAS INVESTMENT HOLDING CORPORATION                       Texas Corporation       "  "
      TEXAS LYRIC CORPORATION                                    Texas Corporation       "  "
      WEST U21, INC.                                             Texas Corporation       "  "


                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/95)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                                         JURISDICTION OF   NAME IN WHICH
                                                                          INCORPORATION     BUSINESS IS
NAME OF SUBSIDIARY                                                       OR ORGANIZATION     CONDUCTED
--------------------------                                               ---------------   -------------
BANC ONE WEST VIRGINIA CORPORATION                                  West Virginia Corporation   "  "
   BANK ONE, WEST VIRGINIA, NATIONAL ASSOCIATION                          National Bank         "  "
      CHARLESTON NATIONAL PLAZA COMPANY                             West Virginia Corporation   "  "
   BANK ONE, WEST VIRGINIA, NEW MARTINSVILLE, NATIONAL ASSOCIATION        National Bank         "  "
   BANK ONE, WEST VIRGINIA, WHEELING, NATIONAL ASSOCIATION                National Bank         "  "
   FIRST NATIONAL REALTY CO., INC.                                  West Virginia Corporation   "  "
   HOBBS REALTY CORPORATION, INC.                                   West Virginia Corporation   "  "
   RELIABLE MORTGAGE CO.                                            West Virginia Corporation   "  "

BANC ONE WISCONSIN CORPORATION                                        Wisconsin Corporation     "  "
   BANC ONE BUILDING MANAGEMENT CORPORATION                           Wisconsin Corporation     "  "
   BANC ONE INTERNATIONAL SERVICES CORPORATION                        Wisconsin Corporation     "  "
   BANK ONE, ANTIGO                                                       Wisconsin Bank        "  "
      ANTIGO INVESTMENT HOLDING COMPANY                                 Nevada Corporation      "  "
   BANK ONE, APPLETON, NATIONAL ASSOCIATION                               National Bank         "  "
      APPLETON INVESTMENT HOLDING COMPANY                               Nevada Corporation      "  "
   BANK ONE, BEAVER DAM                                                   Wisconsin Bank        "  "
      BEAVER DAM INVESTMENT HOLDING COMPANY                             Nevada Corporation      "  "
   BANK ONE, ELKHORN, NATIONAL ASSOCIATION                                National Bank         "  "
      ELKHORN INVESTMENT HOLDING COMPANY                                Nevada Corporation      "  "
   BANK ONE, FOND DU LAC                                                  Wisconsin Bank        "  "
      FOND DU LAC INVESTMENT HOLDING COMPANY                            Nevada Corporation      "  "
   BANK ONE, GREEN BAY                                                    Wisconsin Bank        "  "
      GREEN BAY INVESTMENT HOLDING COMPANY                              Nevada Corporation      "  "
   BANK ONE, JANESVILLE, NATIONAL ASSOCIATION                             National Bank         "  "
      JANESVILLE INVESTMENT HOLDING COMPANY                             Nevada Corporation      "  "
   BANK ONE, MADISON                                                      Wisconsin Bank        "  "
      MADISON INVESTMENT HOLDING COMPANY                                Nevada Corporation      "  "
   BANK ONE, MILWAUKEE, NATIONAL ASSOCIATION                              National Bank         "  "
      BANC ONE VENTURE CORPORATION                                     Wisconsin Corporation    "  "
      BANC ONE WISCONSIN BANKCARD CORPORATION                          Wisconsin Corporation    "  "
      BANC ONE WISCONSIN INVESTMENT SERVICES CORPORATION               Wisconsin Corporation    "  "
      BANC ONE WISCONSIN LEASING CORPORATION                           Wisconsin Corporation    "  "
      BOMOREO, INC.                                                    Wisconsin Corporation    "  "
      CROGHAN & ASSOCIATES, INC.                                       Colorado Corporation  System One, Inc.
      MILWAUKEE INVESTMENT HOLDING COMPANY                              Nevada Corporation       SAME
   BANK ONE, MONROE                                                       Wisconsin Bank        "  "
      MONROE INVESTMENT HOLDING COMPANY                                 Nevada Corporation      "  "
   BANK ONE, OSHKOSH, NATIONAL ASSOCIATION (99.53%)                       National Bank         "  "
      OSHKOSH INVESTMENT HOLDING COMPANY                                Nevada Corporation      "  "
   BANK ONE, STEVENS POINT, NATIONAL ASSOCIATION                          National Bank         "  "
      STEVENS POINT INVESTMENT HOLDING CORPORATION                      Nevada Corporation      "  "
   BANK ONE, WEST BEND                                                    Wisconsin Bank        "  "
      BANC ONE INSURANCE SERVICES CORPORATION                          Wisconsin Corporation    "  "
      HIGHWAY "P" MOTEL, INC.                                          Wisconsin Corporation    "  "
      WEST BEND INVESTMENT HOLDING CORPORATION                          Nevada Corporation      "  "
   BANK ONE, WISCONSIN, NATIONAL ASSOCIATION                              National Bank         "  "
      WISCONSIN INVESTMENT HOLDING COMPANY                              Nevada Corporation      "  "
   BANK ONE WISCONSIN TRUST COMPANY, NATIONAL ASSOCIATION                 National Bank         "  "
      WITRUST INVESTMENT HOLDING COMPANY                               Wisconsin Corporation    "  "

FINANCE ONE CORPORATION                                                  Ohio Corporation       "  "
   BANC ONE FINANCIAL SERVICES, INC.                                   Indiana Corporation      "  "
      BANC ONE CONSUMER DISCOUNT COMPANY, A NON-BANKING



                                   EXHIBIT 21
             SUBSIDIARIES OF BANC ONE CORPORATION (AS OF 12/31/95)
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

                                                                  JURISDICTION OF   NAME IN WHICH
                                                                   INCORPORATION     BUSINESS IS
NAME OF SUBSIDIARY                                                OR ORGANIZATION     CONDUCTED
-------------------------------                                   ---------------   -------------
         AFFILIATE OF BANC ONE CORPORATION                      Indiana Corporation      "  "
      BANC ONE FINANCIAL SERVICES OF MINNESOTA, INC.           Minnesota Corporation     "  "
      BANC ONE FINANCIAL SERVICES OF TENNESSEE, INC.           Tennessee Corporation     "  "
      BANC ONE FINANCIAL SERVICES OF WEST VIRGINIA, INC.   West Virginia Corporation     "  "
      GUARDIAN AGENCY, INC.                                     Indiana Corporation      "  "
         BENEFICIAL INSURANCE AGENCY, INC.                      Indiana Corporation      "  "
         GUARDIAN AGENCY OF BLOOMINGTON, INC.                   Indiana Corporation      "  "
         GUARDIAN AGENCY OF DELPHI, INC.                        Indiana Corporation      "  "
         GUARDIAN AGENCY OF FORT WAYNE, INC.                    Indiana Corporation      "  "
         GUARDIAN AGENCY OF GREENCASTLE, INC.                   Indiana Corporation      "  "
         GUARDIAN AGENCY OF LEBANON, INC.                       Indiana Corporation      "  "
         GUARDIAN AGENCY OF RUSHVILLE, INC.                     Indiana Corporation      "  "
         GUARDIAN AGENCY OF VALPARAISO, INC.                    Indiana Corporation      "  "
   BANC ONE LEASING CORPORATION                                   Ohio Corporation       "  "
      BANC ONE FLORIDA CORPORATION                                Ohio Corporation       "  "
         BANC ONE LEASING COMPANY OF FLORIDA                      Ohio Corporation       "  "
      FM LEASING CORPORATION                                    Colorado Corporation     "  "

PREMIER ACQUISITION CORPORATION                                   Ohio Corporation       "  "

STERLING ASSURANCE COMPANY                                        Ohio Corporation       "  "

---------------

(1) This bank service corporation is 100% owned by BANC ONE subsidiary banks with Bank One, Arizona, N.A.
owning 30.890%; Bank One, Columbus, N.A. 9.289%; Bank One, Akron, N.A. 6.503%; Bank One, Indianapolis, N.A.
9.360%; Bank One, Milwaukee, N.A. 9.225%; and Bank One, Texas, N.A. 9.678%.  All other BANC ONE banks own less than 5%.
REV. 3/6/96
